Exhibit 31.1

                                       CERTIFICATION
                                       -------------

I, Luke R. Schmieder,  the Chief Executive  Officer of Mesa  Laboratories,  Inc.
(the "Company"), certify that:

1. I have reviewed this  quarterly  report on Form 10-QSB of Mesa  Laboratories,
Inc.;

2. Based on my  knowledge,  this  quarterly  report  does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not  misleading  with respect to the period covered by this quarterly report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information  included in this quarterly  report,  fairly present in all material respects the financial  condition,  results of operations  and cash flows of the small  business  issuer as of, and for, the periods  presented in this quarterly report;

4. The small business issuer's other certifying officer(s) and I are responsible for establishing and maintaining  disclosure controls and procedures (as defined in Exchange  Act Rules  13a-15(e)  and  15d-15(e))  and  internal  control  over financial  reporting (as defined in Exchange Act Rules  13a-15(f) and 15d-15(f))
for the small business issuer and have:

a) Designed such disclosure  controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating  to the small  business  issuer,  including  its consolidated subsidiaries,  is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)  Evaluated  the  effectiveness  of the  small  business  issuer's  disclosure controls and procedures and presented in this report our  conclusions  about the effectiveness  of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

c) Disclosed in this report any change in the small business  issuer's  internal control  over  financial  reporting  that  occurred  during  the small  business issuer's most recent fiscal quarter (the small business  issuer's  fourth fiscal quarter in the case of an annual  report) that has  materially  affected,  or is reasonably  likely to materially  affect,  the small business  issuer's internal control over financial reporting; and

5. The small business issuer's other certifying officer(s) and I have disclosed, based  on  our  most  recent  evaluation  of  internal  control  over  financial reporting,  to the small business  issuer's  auditors and the audit committee of the small  business  issuer's  board of  directors  (or persons  performing  the equivalent functions):

a) All  significant  deficiencies  and  material  weaknesses  in the  design  or operation of internal  control over  financial  reporting  which are  reasonably likely to  adversely  affect  the small  business  issuer's  ability  to record, process, summarize and report financial information; and

b) Any  fraud,  whether  or not  material,  that  involves  management  or other employees who have a significant  role in the small business  issuer's  internal control over financial reporting.

Date: November 9, 2004

                  By:  /s/  Luke R. Schmieder
                                        ----------------------
                                   Name:  Luke R. Schmieder
                                   Title: Chief Executive Officer